EXHIBIT 32.1

SECTION 906 CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
OF MADISON VENTURES INC.

In connection with the accompanying Annual Report on Form 10-K of Madison Ventures Inc. for the year ended March 31, 2014, the undersigned, Gene Gregorio, President of Madison Ventures Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended March 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in such Annual Report on Form 10-K for the year ended March 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of Madison Ventures Inc.

Date: July 14, 2014	By:	/s/ Gene Gregorio
	Name:	Gene Gregorio
	Title:	President, Secretary, Treasurer and Director (principal executive officer, principal financial officer and principal accounting officer)